UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-4764

Dreyfus Premier Municipal Bond Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	4/30

Date of reporting period:	4/30/06

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus Premier Municipal Bond Fund

ANNUAL REPORT April 30, 2006

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund's Expenses
8	Comparing Your Fund's Expenses
With Those of Other Funds
9	Statement of Investments
24	Statement of Assets and Liabilities
25	Statement of Operations
26	Statement of Changes in Net Assets
28	Financial Highlights
32	Notes to Financial Statements
40	Report of Independent Registered
Public Accounting Firm
41	Important Tax Information
42	Board Members Information
44	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus Premier Municipal Bond Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Municipal Bond Fund, covering the 12-month period from May 1, 2005, through April 30, 2006.

Since June 2004, the Federal Reserve Board (the "Fed") has attempted to manage U.S. economic growth and forestall potential inflation by gradually raising short-term interest rates. Recently, Fed Chairman Ben Bernanke suggested that the Fed may soon pause to assess current economic data and evaluate the impact of its credit tightening campaign. In our view, the Fed's efforts so far have largely been successful: the economy has grown at a moderate pace, the unemployment rate has dropped to multi-year lows, corporate profits have risen, and inflation has remained low despite volatile energy prices.

However, the municipal bond market is more likely to be influenced not by what the Fed already has accomplished, but by investors' expectations of what is to come, including the Fed's decision to increase interest rates further, maintain them at current levels or reduce them to stimulate future growth.We believe that this decision will depend largely on the outlook for core inflation in 2007. The Fed probably can stand pat as long as it expects inflation to remain subdued. But if inflationary pressures build in an expanding economy, the Fed may choose to resume tightening later this year.As always, we urge you to discuss with your financial advisor the potential implications of these possibilities on your investments.

For information about how the fund performed, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund's co-portfolio managers.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation May 15, 2006

DISCUSSION OF FUND PERFORMANCE

James Welch and W. Michael Petty, Portfolio Managers

How did Dreyfus Premier Municipal Bond Fund perform relative to its benchmark?

For the 12-month period ended April 30, 2006, the fund achieved total returns of 2.93% for Class A shares, 2.40% for Class B shares, 2.18% for Class C shares and 2.99% for Class Z shares.1 The Lehman Brothers Municipal Bond Index (the "Index"), the fund's benchmark, achieved a total return of 2.16% for the same period.2 In addition, the fund is reported in the Lipper General Municipal Debt Funds category, and the average total return for all funds reported in this category was 1.95% for the reporting period.3

Despite rising short-term interest rates throughout the reporting period, longer-term municipal bond prices continued to hold up relatively well.The fund produced higher returns than its benchmark and Lipper category average, primarily as a result of strong income contributions from its core holdings of seasoned bonds, strength among lower-rated credits and the success of our yield curve strategy.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax. The fund invests at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus. The fund may invest up to 30% of its assets in municipal bonds rated below investment grade or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund's portfolio is expected to exceed 10 years.

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may assess the current interest-rate environment and a municipal bond's

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

potential volatility in different rate environments. We focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund's assets may be allocated to "discount" bonds, which are bonds that sell at a price below their face value, or to "premium" bonds, which are bonds that sell at a price above their face value.The fund's allocation either to discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environments.We may also look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund's performance?

The Federal Reserve Board (the "Fed") implemented eight more increases in the overnight federal funds rate, driving it to 4.75% by the reporting period's end.While longer-term bond yields also rose, they climbed less steeply than short-term rates, contributing to a further narrowing of yield differences between the short and long ends of the market's maturity range. A more pronounced rise in long-term yields in March and April was not enough to erase the fund's positive absolute performance for the reporting period overall.

The fund's results also were influenced by supply-and-demand factors in the national municipal bond market. The growing U.S. economy benefited most states and municipalities, helping to reduce unemployment and boost corporate and personal income tax receipts. As a result, the national supply of newly issued bonds moderated. However, investor demand generally remained robust, putting downward pressure on bond yields and supporting their prices.

In this environment, the fund continued to receive strong income contributions from its core holdings of seasoned bonds, which were purchased with significantly higher yields than are available today. Some of those holdings were "advance refunded" by their issuers, a process in which new securities are issued at lower yields and part of the proceeds are set aside to redeem higher yielding bonds at the earliest available opportunity. Advance refunded securities are beneficial to shareholders as their prices tend to rise, reflecting the new, shorter effective maturity of the bonds.

The fund also received strong income contributions from its corporate-backed holdings, including bonds issued on behalf of airlines as well as securities backed by the states' settlement of litigation with U.S. tobacco companies.

Finally, the fund benefited from our focus on longer-maturity bonds and de-emphasis in the intermediate-term range. This yield curve strategy helped the fund participate more fully in strength at the longer end of the range for most of the reporting period.

What is the fund's current strategy?

Although we believe that the Fed may be nearing the end of its credit tightening campaign, we expect at least one more rate hike before it pauses to assess the impact of its previous moves on the economy and inflation. Therefore, we have begun to position the fund for stable short-term interest rates, higher levels of market volatility and wider yield differences between shorter- and longer-term municipal bonds. Of course, we are prepared to adjust our investment strategies should market expectations change.

May 15, 2006

[1] Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Each share class is subject to a different sales charge and distribution expense structure and will achieve different returns. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are taxable. Return figure provided for Class Z shares reflects the absorption of certain expenses by The Dreyfus Corporation pursuant to an agreement in effect until April 30, 2006, at which time it was terminated. Had these expenses not been absorbed, the return would have been lower.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund.
[3] Source: Lipper Inc.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Municipal Bond Fund Class A shares, Class B shares and Class C shares and the Lehman Brothers Municipal Bond Index

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A, Class B and Class C shares of Dreyfus Premier Municipal Bond Fund on 4/30/96 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index (the "Index") on that date.All dividends and capital gain distributions are reinvested. Performance for Class Z shares will vary from the performance of Class A, Class B and Class C shares shown above due to differences in charges and expenses. The fund invests primarily in municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses for Class A, Class B and Class C shares.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.The Index does not take into account charges, fees and other expenses which can contribute to the Index potentially outperforming or underperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 4/30/06

	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class Z shares	10/13/04	2.99%	—	—	3.69%
Class A shares
with maximum sales charge (4.5%)		(1.72)%	3.53%	4.28%
without sales charge		2.93%	4.48%	4.76%
Class B shares
with applicable redemption charge †		(1.54)%	3.62%	4.44%
without redemption		2.40%	3.95%	4.44%
Class C shares
with applicable redemption charge ††		1.19%	3.72%	3.98%
without redemption		2.18%	3.72%	3.98%

Past performance is not predictive of future performance.The fund's performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

† The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

U N D E R S TA N D I N G YO U R F U N D ' S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial adviser.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Municipal Bond Fund from November 1, 2005 to April 30, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2006
	Class A	Class B	Class C	Class Z

Expenses paid per $1,000 †	$ 4.51	$ 7.15	$ 8.20	$ 4.26
Ending value (after expenses)	$1,020.20	$1,016.80	$1,016.50	$1,020.50

COMPARING YOUR FUND'S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2006
	Class A	Class B	Class C	Class Z

Expenses paid per $1,000 †	$ 4.51	$ 7.15	$ 8.20	$ 4.26
Ending value (after expenses)	$1,020.33	$1,017.70	$1,016.66	$1,020.58

† Expenses are equal to the fund's annualized expense ratio of .90% for Class A, 1.43% for Class B, 1.64% for Class C and .85% for Class Z; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS April 30, 2006
Long-Term Municipal	Coupon	Maturity	Principal
Investments—98.5%	Rate (%)	Date	Amount ($)	Value ($)

Alabama—2.1%
Jefferson County,
Limited Obligation
School Warrants	5.25	1/1/20	5,000,000	5,247,400
Jefferson County,
Sewer Revenue (Capital
Improvement Warrants)
(Insured; FGIC)	5.13	2/1/09	4,000,000 [a]	4,178,520
University of Alabama,
HR (Insured; MBIA)	5.75	9/1/20	3,000,000	3,230,190
Arizona—.4%
Arizona School Facilities Board,
Revenue (State School
Improvement)	5.25	7/1/12	2,500,000 [a]	2,688,450
Arkansas—1.6%
Independence County,
PCR (Entergy Arkansas Inc.
Project)	5.00	1/1/21	5,000,000	5,054,050
Lake Hamilton, School District
Number 005 (Capital
Improvement) (Insured; AMBAC)	5.50	4/1/29	4,600,000	4,729,030
California—11.4%
Bay Area Toll Authority,
San Francisco Bay Area Toll
Bridge Revenue	5.00	4/1/26	4,500,000	4,691,160
California,
GO	5.63	5/1/10	2,530,000 [a]	2,725,063
California,
GO	5.63	5/1/18	3,020,000	3,209,354
California,
GO (Various Purpose)	5.25	11/1/27	5,000,000	5,235,050
California,
GO (Various Purpose)	5.00	2/1/33	5,000,000	5,071,850
California Department of Water
Resources, Power Supply Revenue	6.00	5/1/12	6,000,000	6,768,900
California Department of Water
Resources, Power Supply
Revenue (Insured; AMBAC)	5.38	5/1/12	5,280,000 [a]	5,783,554
California Educational Facilities
Authority, Revenue (University
of Southern California)	5.00	10/1/33	5,000,000	5,133,700

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

California (continued)
California Pollution Control
Financing Authority, PCR	7.76	6/1/14	6,355,000 [b,c]	7,953,664
Foothill/Eastern Transportation
Corridor Agency, Toll
Road Revenue	6.00	1/1/07	5,000,000 [a]	5,077,850
Golden State Tobacco
Securitization Corp., Tobacco
Settlement Asset-Backed Bonds	7.88	6/1/42	2,170,000	2,584,904
Golden State Tobacco
Securitization Corp., Tobacco
Settlement Asset-Backed Bonds	7.90	6/1/42	1,920,000	2,289,984
Lincoln,
Special Tax (Community Facilities
District Number 2003-1)	6.00	9/1/34	3,500,000	3,706,150
Los Angeles Unified School
District (Insured; FSA)	5.25	7/1/20	4,000,000	4,248,960
Port of Oakland,
Revenue (Insured; FGIC)	5.50	11/1/20	4,085,000	4,347,584
Colorado—4.4%
Broomfield City and County,
COP (Open Space Park and
Recreation Facilities)
(Insured; AMBAC)	5.50	12/1/20	1,000,000	1,061,750
Colorado Educational and Cultural
Facilities Authority, LR
(Community Colleges of
Colorado) (Insured; AMBAC)	5.50	12/1/21	1,100,000	1,178,089
Colorado Housing Finance Authority
(Collateralized; FHA)	7.15	10/1/30	80,000	81,070
Colorado Housing Finance Authority
(Collateralized; FHA)	6.60	8/1/32	3,600,000	3,748,320
Denver City and County,
Airport Revenue
(Insured; AMBAC)	6.00	11/15/17	5,000,000	5,361,650
E-470 Public Highway Authority,
Revenue (Insured; MBIA)	5.75	9/1/35	5,500,000	5,990,655
Northwest Parkway Public Highway
Authority, Revenue	7.13	6/15/41	8,250,000	7,748,895
Northwest Parkway Public Highway
Authority, Revenue
(Insured; AMBAC)	0.00	6/15/27	6,125,000	1,831,375

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Connecticut—4.3%
Connecticut	7.51	6/15/11	4,000,000 [b,c]	4,589,800
Connecticut	7.01	12/15/15	3,700,000 [b,c]	4,502,826
Connecticut Health and Educational
Facilities Authority, Revenue
(Saint Francis Hospital and
Medical Center) (Insured; Radian)	5.50	7/1/17	4,040,000	4,298,479
Connecticut Health and Educational
Facilities Authority, Revenue
(University of Hartford)
(Insured; Radian)	5.63	7/1/26	4,345,000	4,663,011
Mashantucket Western Pequot
Tribe, Special Revenue	5.75	9/1/27	8,000,000 [c]	8,180,720
District of Columbia—1.1%
Washington Convention Center
Authority, Dedicated Tax
Revenue (Senior Lien)
(Insured; AMBAC)	5.00	10/1/21	6,500,000	6,707,805
Florida—.5%
Highlands County Health Facilities
Authority, Revenue
(Adventist/Sunbelt)	6.00	11/15/11	2,500,000 [a]	2,781,050
Georgia—2.0%
Atlanta and Fulton County
Recreation Authority, Revenue
(Downtown Arena Public
Improvement) (Insured; MBIA)	5.38	6/1/07	2,180,000 [a]	2,261,772
College Park Business and
Industrial Development
Authority, Revenue (Civic
Center) (Insured; AMBAC)	5.75	9/1/10	4,250,000 [a]	4,660,635
Georgia	5.25	7/1/10	5,000,000 [a]	5,292,050
Illinois—4.6%
Carol Stream,
First Mortgage Revenue
(Windsor Park Manor)	6.50	12/1/07	770,000	789,396
Chicago,
SFMR (Collateralized: FHLMC,
FNMA and GNMA)	6.45	9/1/29	2,445,000	2,522,042
Chicago O'Hare International Airport,
Special Facilities Revenue
(American Airlines Inc. Project)	8.20	12/1/24	6,000,000	6,025,620

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Illinois (continued)
Illinois Development Finance
Authority, Revenue (Community
Rehabilitation Providers
Facilities Acquisition Program)	8.75	3/1/10	102,000	102,766
Illinois Development Finance
Authority, Revenue (Community
Rehabilitation Providers
Facilities Acquisition Program)	8.25	8/1/12	216,484	192,179
Illinois Educational Facilities
Authority, Revenue (Chicago
University) (Insured; MBIA)	5.13	7/1/38	5,000,000	5,137,000
Illinois Educational Facilities
Authority, Revenue
(Northwestern University)	5.00	12/1/38	7,500,000	7,663,575
Metropolitan Pier and Exposition
Authority, Dedicated State Tax
Revenue (McCormick Place
Expansion) (Insured; MBIA)	5.50	6/15/23	5,000,000	5,362,500
Kansas—.9%
Wichita,
HR (Via Christi Health
System, Inc.)	6.25	11/15/19	2,000,000	2,180,060
Wichita,
HR (Via Christi Health
System, Inc.)	6.25	11/15/20	3,000,000	3,270,090
Kentucky—2.2%
Mount Sterling,
LR (Kentucky League Cities
Funding)	6.10	3/1/18	5,500,000	6,288,095
Pendleton County,
Multi-County LR (Kentucky
Association of Counties
Leasing Trust Program)	6.40	3/1/19	6,000,000	7,019,580
Louisiana—.5%
Louisiana Housing Finance Agency,
SFMR (Home Ownership Program)
(Collateralized: FNMA and GNMA)	6.40	12/1/30	1,975,000	2,038,931
Saint James Parish,
SWDR (Freeport-McMoran
Partnership)	7.70	10/1/22	1,000,000	1,001,040

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Maryland—.4%
Maryland Energy Financing
Administration, SWDR
(Wheelabrator Water)	6.45	12/1/16	2,100,000	2,162,811
Massachusetts—1.8%
Massachusetts Industrial Finance
Agency, RRR (Ogden
Haverhill Project)	5.35	12/1/10	5,000,000	5,218,050
Massachusetts Industrial Finance
Agency, Water Treatment
Revenue (Massachusetts-
American Hingham Project)	6.95	12/1/35	2,450,000	2,498,044
Route 3 North Transportation
Improvement Association, LR
(Insured; MBIA)	5.75	6/15/17	3,000,000	3,205,680
Michigan—5.2%
Dearborn Economic Development
Corp., HR (Oakwood Obligation
Group) (Insured; FGIC)	5.88	11/15/25	4,950,000	5,056,970
Michigan Building Authority,
Revenue (Residual Certificates)	6.93	10/15/17	5,000,000 [b,c]	5,696,600
Michigan Hospital Finance
Authority, Revenue	6.75	11/15/07	3,225,000 [b,c]	3,365,191
Michigan Strategic Fund,
SWDR (Genesee Power
Station Project)	7.50	1/1/21	7,925,000	7,899,402
Pontiac Tax Increment Finance
Authority, Tax Increment
Revenue (Development
Area Number 3)	6.25	6/1/22	3,250,000	3,482,310
Romulus Economic Development
Corp., Limited Obligation EDR
(Romulus HIR Limited Partnership
Project) (Insured; ITT Lyndon
Property Insurance Co.)	7.00	11/1/15	5,000,000	5,965,600
Minnesota—1.8%
Chaska,
Electric Revenue	6.00	10/1/10	2,000,000 [a]	2,181,420
Minnesota Housing Finance Agency,
Single Family Mortgage	5.95	1/1/17	610,000	617,729

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Minnesota (continued)
Minnesota Public Facilities
Authority, Water PCR	5.00	3/1/24	5,000,000	5,238,050
Saint Paul Housing and
Redevelopment Authority,
Hospital Facility Revenue
(HealthEast Project)	6.00	11/15/35	3,000,000	3,212,760
Mississippi—.4%
Mississippi Home Corp.,
SFMR (Collateralized; GNMA)	6.95	12/1/31	2,540,000	2,635,047
Missouri—1.6%
Missouri Development Finance
Board, Infrastructure
Facilities Revenue (Branson
Landing Project)	5.38	12/1/27	2,470,000	2,527,625
Missouri Development Finance
Board, Infrastructure
Facilities Revenue (Branson
Landing Project)	5.00	6/1/35	2,500,000	2,490,375
Missouri Health and Educational
Facilities Authority, Health
Facilities Revenue (Saint
Anthony's Medical Center)	6.13	12/1/10	4,000,000 [a]	4,412,720
Missouri Housing Development
Commission, SFMR
(Homeownership Loan Program)
(Collateralized: FNMA and GNMA)	6.30	9/1/25	135,000	135,973
New Jersey—4.7%
New Jersey Economic Development
Authority, Revenue
(Insured; AMBAC)	6.50	6/15/15	2,495,000 [b,c]	2,847,169
New Jersey Economic Development
Authority, Revenue
(Insured; AMBAC)	6.50	6/15/16	2,495,000 [b,c]	2,847,169
New Jersey Economic Development
Authority, Revenue (School
Facilities-Construction 2001)
(Insured; AMBAC)	5.25	6/15/11	10,000 [a]	10,706
New Jersey Economic Development
Authority, Revenue (School
Facilities-Construction 2001)
(Insured; AMBAC)	5.25	6/15/11	10,000 [a]	10,706

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New Jersey (continued)
New Jersey Turnpike Authority,
Turnpike Revenue
(Insured; AMBAC)	5.00	1/1/35	3,000,000	3,071,130
New Jersey Turnpike Authority,
Turnpike Revenue
(Insured; MBIA)	5.50	1/1/10	6,000,000 [a]	6,362,280
New Jersey Turnpike Authority,
Turnpike Revenue
(Insured; MBIA)	8.00	1/1/11	6,350,000 [b,c]	7,549,896
Tobacco Settlement Financing Corp.
of New Jersey, Tobacco
Settlement Asset-Backed Bonds	7.00	6/1/41	5,135,000	5,815,182
New Mexico—1.1%
Farmington,
PCR (Public Service Co.-San Juan)	6.38	4/1/22	1,430,000	1,490,904
Jicarilla Apache Nation,
Revenue	5.50	9/1/23	5,000,000	5,239,650
New York—6.0%
New York City	5.50	3/15/15	3,500,000	3,724,805
New York City Industrial
Development Agency, Special
Facility Revenue (American
Airlines, Inc. John F. Kennedy
International Airport Project)	8.00	8/1/28	4,500,000	5,072,895
New York City Municipal Water
Finance Authority, Water and
Sewer Systems Revenue	6.00	6/15/10	3,085,000 [a]	3,380,450
New York Liberty Development
Corp., Revenue (Goldman Sachs
Headquarters Issue) (Liquidity
Facility; Citibank N.A.)	5.25	10/1/35	12,500,000	13,516,000
New York State Dormitory
Authority, Revenue (New York
University) (Insured; MBIA)	6.00	7/1/17	3,500,000	4,046,910
New York State Dormitory
Authority, Revenue (Rochester
Institute of Technology)
(Insured; AMBAC)	5.25	7/1/24	3,345,000	3,545,299
New York State Dormitory
Authority, Revenue (State
University Educational Facilities)	7.50	5/15/13	2,500,000	3,001,725

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

North Carolina—2.2%
North Carolina Eastern Municipal
Power Agency, Power
System Revenue	7.00	1/1/13	3,500,000	3,911,740
North Carolina Eastern Municipal
Power Agency, Power System
Revenue (Insured; ACA)	6.75	1/1/26	5,000,000	5,455,600
North Carolina Medical Care
Commission, Revenue (Housing
Foundation Inc.) (Insured; ACA)	6.45	8/15/20	1,000,000	1,085,220
North Carolina Medical Care
Commission, Revenue (Housing
Foundation Inc.) (Insured; ACA)	6.63	8/15/30	2,565,000	2,769,148
Ohio—6.4%
Cincinnati,
Water Systems Revenue	5.00	12/1/20	2,420,000	2,496,182
Cincinnati,
Water Systems Revenue	5.00	12/1/21	3,825,000	3,962,738
Cleveland-Cuyahoga County Port
Authority, Revenue, Special
Assessment/Tax Increment	7.35	12/1/31	3,000,000	3,219,690
Columbus City School District
(Insured; FSA)	5.00	12/1/32	5,000,000	5,163,700
Cuyahoga County,
Hospital Facilities Revenue
(UHHS/CSAHS-Cuyahoga, Inc.
and CSAHS/UHHS-Canton, Inc.
Project)	7.50	1/1/30	7,000,000	7,715,260
Cuyahoga County,
Hospital Improvement
Revenue (The Metrohealth
Systems Project)	6.15	2/15/09	3,115,000 [a]	3,338,346
Hamilton County,
Sales Tax (Insured; AMBAC)	0.00	12/1/25	14,865,000	5,802,255
Ohio Water Development Authority,
Pollution Control Facilities
Revenue (Cleveland Electric
Illuminating Co. Project)
(Insured; ACA)	6.10	8/1/20	7,300,000	7,553,821

16

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Oklahoma—2.2%
Holdenville Industrial Authority,
Correctional Facility Revenue	6.60	7/1/06	2,045,000 [a]	2,095,798
Holdenville Industrial Authority,
Correctional Facility Revenue	6.70	7/1/06	4,625,000 [a]	4,740,671
McGee Creek Authority,
Water Revenue (Insured; MBIA)	6.00	1/1/13	6,025,000	6,506,458
Oregon—.6%
Portland,
Sewer Systems Revenue
(Insured; FGIC)	5.75	8/1/10	3,500,000 [a]	3,773,630
Pennsylvania—2.4%
Allegheny County Sanitation
Authority, Sewer Revenue
(Insured; MBIA)	5.38	12/1/07	7,000,000 [a]	7,300,860
Butler County Industrial
Development Authority, Health
Care Facilities Revenue (Saint
John Care Center)
(Collateralized; GNMA)	5.85	4/20/36	4,210,000	4,461,505
Montgomery County Higher
Education and Health Authority,
Revenue (First Mortgage-AHF/
Montgomery, Inc.)	10.50	9/1/20	3,075,000	3,082,319
Rhode Island—1.0%
Providence,
Special Tax Increment
Obligation	6.65	6/1/06	3,895,000	3,980,378
Rhode Island Health and
Educational Building Corp.,
Revenue (Higher Education
Facility) (Insured; AMBAC)	5.50	9/15/24	2,000,000	2,175,360
South Carolina—1.8%
Greenville County School District,
Installment Purchase Revenue
(Building Equity Sooner
for Tomorrow)	6.93	12/1/28	5,450,000 [b,c]	6,511,224

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

South Carolina (continued)
Greenville Hospital System,
Hospital Facilities Revenue
(Insured; AMBAC)	5.50	5/1/26	4,385,000	4,686,513
Tennessee—2.8%
Johnson City Health and
Educational Facilities Board,
Hospital First Mortgage
Revenue (Mountain States
Health Alliance)	5.50	7/1/31	8,355,000	8,627,122
Memphis Center Revenue Finance
Corp., Sports Facility Revenue
(Memphis Redbirds)	6.50	9/1/28	8,000,000	7,799,680
Shelby County Health, Educational
and Housing Facilities Board,
MFHR (Cameron at Kirby Parkway
and Stonegate Apartments)	7.25	7/1/23	2,685,000 [d]	725,057
Texas—7.9%
Alliance Airport Authority Inc.,
Special Facilities Revenue
(American Airlines, Inc.
Project)	7.50	12/1/29	6,100,000	5,916,085
Alliance Airport Authority Inc.,
Special Facilities Revenue
(Federal Express Corp. Project)	4.85	4/1/21	5,750,000 [e]	5,703,368
Alliance Airport Authority Inc.,
Special Facilities Revenue
(Federal Express Corp. Project)	6.38	4/1/21	5,040,000	5,144,126
Austin Convention Enterprises
Inc., Hotel Revenue
(Convention Center)	6.70	1/1/28	5,000,000	5,321,950
Dallas-Fort Worth International
Airport, Facility Improvement
Corp. Revenue (American
Airlines Inc.)	7.25	11/1/30	4,505,000	4,198,975
Dallas-Fort Worth International
Airport, Facility Improvement
Corp. Revenue (American
Airlines Inc.)	6.38	5/1/35	3,010,000	2,525,781
Dallas-Fort Worth International
Airport, Joint Revenue
(Insured; FSA)	5.50	11/1/21	3,000,000	3,202,140

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Texas (continued)
Houston,
Combined Utility System First
Lien Revenue (Insured; MBIA)	5.25	5/15/25	5,000,000 [e]	5,276,600
Sabine River Authority,
PCR (TXU Energy Co. LLC
Project)	6.15	8/1/22	2,995,000	3,261,315
Texas Turnpike Authority,
Central Texas Turnpike System
Revenue (Insured; AMBAC)	5.75	8/15/38	3,500,000	3,809,540
Wichita Falls,
Water and Sewer Revenue
(Insured; AMBAC)	5.38	8/1/24	3,000,000	3,174,270
Utah—1.4%
Carbon County,
Solid Waste Disposal Facility
Revenue (Sunnyside
Cogeneration
Associates Project)	7.10	8/15/23	8,039,000	8,538,865
Virginia—.8%
Tobacco Settlement Financing Corp.
of Virginia, Tobacco
Settlement Asset-Backed Bonds	5.63	6/1/37	5,000,000	5,113,950
Washington—2.1%
Washington Public Power Supply
System, Revenue (Nuclear
Project Number 3)
(Insured; MBIA)	7.13	7/1/16	10,425,000	12,753,320
West Virginia—.9%
West Virginia,
GO State Road (Insured; MBIA)	5.75	6/1/10	2,500,000 [a]	2,710,200
West Virginia Hospital Finance
Authority, HR (Charleston Area
Medical Center)	6.00	9/1/10	2,440,000 [a]	2,659,746
Wisconsin—3.4%
Badger Tobacco Asset
Securitization Corp., Tobacco
Settlement Asset-Backed Bonds	7.00	6/1/28	13,350,000	14,918,225
Wisconsin Health and Educational
Facilities Authority, Revenue
(Aurora Health Care)	6.40	4/15/33	5,500,000	6,014,580

The Fund 19

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Wyoming—.4%
Wyoming Student Loan Corp.,
Student Loan Revenue	6.25	6/1/29	2,500,000	2,640,875
U.S. Related—3.2%
Children's Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	0.00	5/15/50	10,400,000	648,648
Children's Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	0.00	5/15/55	10,000,000	333,700
Puerto Rico Commonwealth
(Insured; MBIA)	5.65	7/1/15	4,000,000	4,455,000
Puerto Rico Commonwealth,
Public Improvement
(Insured; MBIA)	5.25	7/1/13	6,000,000	6,488,700
Puerto Rico Convention Center
District Authority, Hotel
Occupancy Tax Revenue
(Insured; CIFG)	4.50	7/1/36	1,675,000	1,630,395
Puerto Rico Electric Power
Authority, Power Revenue
(Insured; MBIA)	5.00	7/1/32	5,500,000	5,678,585
Total Long-Term Municipal Investments
(cost $572,049,364)				599,082,640

Option—.0%			Contracts	Value ($)

Put Option
June 2006 10 Year Future
May 2006 @ 104
(cost $112,375)			1,000	62,500

20

Short-Term Municipal	Coupon	Maturity	Principal
Investment—1.2%	Rate (%)	Date	Amount ($)	Value ($)

Louisiana;
New Orleans,
Sewerage Service, BAN
(cost $7,413,750)	2.97	7/26/06	7,500,000	7,431,750

Total Investments (cost $579,575,489)			99.7%	606,576,890
Cash and Receivables (Net)			.3%	2,047,150
Net Assets			100.0%	608,624,040

[a] These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b] Inverse floater security—the interest rate is subject to change periodically.
[c] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30,2006, these securities amounted to $54,044,259 or 8.9% of net assets.
[d] Non-income producing security; interest payments in default.
[e] Purchased on a delayed delivery basis.

The Fund 21

STATEMENT OF INVESTMENTS (continued)

22

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody's	or	Standard & Poor's	Value (%) †

AAA		Aaa		AAA	40.6
AA		Aa		AA	15.9
A		A		A	13.1
BBB		Baa		BBB	16.8
BB		Ba		BB	.1
B		B		B	2.1
CCC		Caa		CCC	3.1
F1		MIG1/P1		SP1/A1	1.2
Not Rated [f]		Not Rated [f]		Not Rated [f]	7.1
					100.0

† Based on total investments.
[f] Securities which, while not rated by Fitch, Moody's and Standard & Poor's, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

The Fund 23

STATEMENT OF ASSETS AND LIABILITIES April 30, 2006
	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	579,575,489	606,576,890
Interest receivable		10,857,050
Receivable for investment securities sold		7,429,544
Receivable for shares of Beneficial Interest subscribed		41,257
Prepaid expenses		28,808
		624,933,549

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		401,570
Cash overdraft due to custodian		4,387,597
Payable for investment securities purchased		11,120,796
Payable for shares of Beneficial Interest redeemed		283,708
Accrued expenses		115,838
		16,309,509

Net Assets ($)		608,624,040

Composition of Net Assets ($):
Paid-in capital		650,264,237
Accumulated net realized gain (loss) on investments		(68,641,598)
Accumulated net unrealized appreciation
(depreciation) on investments		27,001,401

Net Assets ($)		608,624,040

Net Asset Value Per Share
	Class A	Class B	Class C	Class Z

Net Assets ($)	258,503,994	16,461,823	9,121,273	324,536,950
Shares outstanding	20,026,071	1,274,730	705,552	25,140,101

Net Asset Value Per Share ($)	12.91	12.91	12.93	12.91

See notes to financial statements.

STATEMENT OF OPERATIONS Year Ended April 30, 2006
Investment Income ($):
Interest Income	34,403,601
Expenses:
Management fee—Note 3(a)	3,491,513
Shareholder servicing costs—Note 3(c)	1,817,467
Distribution fees—Note 3(b)	162,445
Registration fees	73,932
Custodian fees	60,784
Professional fees	60,767
Trustees' fees and expenses—Note 3(d)	7,616
Loan commitment fees—Note 2	5,038
Prospectus and shareholder's reports	3,908
Miscellaneous	45,567
Total Expenses	5,729,037
Less—reduction in expenses
due to undertaking—Note 3(a)	(9,155)
Net Expenses	5,719,882
Investment Income—Net	28,683,719

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and options transactions	2,849,022
Net realized gain (loss) on financial futures	(182,631)
Net Realized Gain (Loss)	2,666,391
Net unrealized appreciation (depreciation) on investments (including
$107,181 net unrealized appreciation on financial futures)	(12,743,303)
Net Realized and Unrealized Gain (Loss) on Investments	(10,076,912)
Net Increase in Net Assets Resulting from Operations	18,606,807

See notes to financial statements.

The Fund 25

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended April 30,

	2006	2005

Operations ($):
Investment income—net	28,683,719	23,070,862
Net realized gain (loss) on investments	2,666,391	5,274,180
Net unrealized appreciation
(depreciation) on investments	(12,743,303)	3,186,442
Net Increase (Decrease) in Net Assets
Resulting from Operations	18,606,807	31,531,484

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(12,089,440)	(13,068,198)
Class B shares	(734,708)	(992,193)
Class C shares	(353,775)	(379,857)
Class Z shares	(15,473,039)	(8,690,419)
Total Dividends	(28,650,962)	(23,130,667)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares	14,638,352	15,995,280
Class B shares	1,822,106	1,201,970
Class C shares	749,467	818,911
Class Z shares	10,500,961	8,745,394
Net assets received in connection
with reorganization—Note 1	—	360,805,920
Dividends reinvested:
Class A shares	7,656,702	8,094,642
Class B shares	412,672	551,772
Class C shares	208,831	225,496
Class Z shares	10,364,641	5,759,846
Cost of shares redeemed:
Class A shares	(39,175,744)	(44,366,426)
Class B shares	(6,684,478)	(10,620,323)
Class C shares	(846,094)	(3,373,864)
Class Z shares	(41,143,018)	(25,890,773)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(41,495,602)	317,947,845
Total Increase (Decrease) in Net Assets	(51,539,757)	326,348,662

Net Assets ($):
Beginning of Period	660,163,797	333,815,135
End of Period	608,624,040	660,163,797

		Year Ended April 30,

	2006	2005

Capital Share Transactions:
Class A [a]
Shares sold	1,122,340	1,238,023
Shares issued for dividends reinvested	586,081	622,551
Shares redeemed	(2,996,844)	(3,422,128)
Net Increase (Decrease) in Shares Outstanding	(1,288,423)	(1,561,554)

Class B [a]
Shares sold	139,569	92,084
Shares issued for dividends reinvested	31,562	42,468
Shares redeemed	(511,145)	(819,430)
Net Increase (Decrease) in Shares Outstanding	(340,014)	(684,878)

Class C
Shares sold	57,163	63,516
Shares issued for dividends reinvested	15,964	17,324
Shares redeemed	(64,601)	(261,444)
Net Increase (Decrease) in Shares Outstanding	8,526	(180,604)

Class Z
Shares sold	803,576	666,944
Shares issued in connection with reorganization—Note 1	—	27,563,477
Shares issued for dividends reinvested	793,459	439,945
Shares redeemed	(3,150,800)	(1,976,500)
Net Increase (Decrease) in Shares Outstanding	(1,553,765)	26,693,866

[a] During the period ended April 30, 2006, 197,377 Class B shares representing $2,582,554 were automatically converted to 197,435 Class A shares and during the period ended April 30, 2005, 352,639 Class B shares representing $4,574,649 were automatically converted to 352,748 Class A shares.
See notes to financial statements.

The Fund 27

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

		Year Ended April 30,

Class A Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	13.12	12.81	13.04	12.99	13.14
Investment Operations:
Investment income—net [a]	.59	.59	.60	.65	.68
Net realized and unrealized
gain (loss) on investments	(.21)	.31	(.24)	.04	(.15)
Total from Investment Operations	.38	.90	.36	.69	.53
Distributions:
Dividends from investment income—net	(.59)	(.59)	(.59)	(.64)	(.68)
Net asset value, end of period	12.91	13.12	12.81	13.04	12.99

Total Return (%) [b]	2.93	7.18	2.80	5.45	4.13

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.91	.93	.93	.94	.92
Ratio of net expenses
to average net assets	.91	.92	.93	.94	.92
Ratio of net investment income
to average net assets	4.51	4.54	4.57	4.95	5.20
Portfolio Turnover Rate	48.31	48.30	91.43	92.94	49.90

Net Assets, end of period ($ x 1,000)	258,504	279,612	293,083	321,936	361,701

[a] Based on average shares outstanding at each month end. [b] Exclusive of sales charge. See notes to financial statements.

		Year Ended April 30,

Class B Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	13.12	12.82	13.05	12.99	13.14
Investment Operations:
Investment income—net [a]	.52	.52	.53	.58	.61
Net realized and unrealized
gain (loss) on investments	(.21)	.31	(.23)	.06	(.15)
Total from Investment Operations	.31	.83	.30	.64	.46
Distributions:
Dividends from investment income—net	(.52)	(.53)	(.53)	(.58)	(.61)
Net asset value, end of period	12.91	13.12	12.82	13.05	12.99

Total Return (%) [b]	2.40	6.64	2.20	5.00	3.60

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.43	1.44	1.44	1.44	1.43
Ratio of net expenses
to average net assets	1.43	1.44	1.44	1.44	1.43
Ratio of net investment income
to average net assets	3.99	4.02	4.06	4.44	4.69
Portfolio Turnover Rate	48.31	48.30	91.43	92.94	49.90

Net Assets, end of period ($ x 1,000)	16,462	21,192	29,471	43,022	43,092

[a] Based on average shares outstanding at each month end. [b] Exclusive of sales charge. See notes to financial statements.

The Fund 29

FINANCIAL HIGHLIGHTS (continued)

		Year Ended April 30,

Class C Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	13.14	12.83	13.06	13.01	13.16
Investment Operations:
Investment income—net [a]	.49	.49	.50	.55	.57
Net realized and unrealized
gain (loss) on investments	(.21)	.32	(.23)	.05	(.14)
Total from Investment Operations	.28	.81	.27	.60	.43
Distributions:
Dividends from investment income—net	(.49)	(.50)	(.50)	(.55)	(.58)
Net asset value, end of period	12.93	13.14	12.83	13.06	13.01

Total Return (%) [b]	2.18	6.40	2.06	4.67	3.35

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.64	1.66	1.66	1.67	1.66
Ratio of net expenses to
average net assets	1.64	1.66	1.66	1.67	1.66
Ratio of net investment income
to average net assets	3.78	3.81	3.84	4.18	4.45
Portfolio Turnover Rate	48.31	48.30	91.43	92.94	49.90

Net Assets, end of period ($ x 1,000)	9,121	9,158	11,261	13,330	9,544

[a] Based on average shares outstanding at each month end. [b] Exclusive of sales charge. See notes to financial statements.

	Year Ended April 30,

Class Z Shares	2006	2005 [a]

Per Share Data ($):
Net asset value, beginning of period	13.12	13.09
Investment Operations:
Investment income—net [b]	.60	.32
Net realized and unrealized
gain (loss) on investments	(.21)	.03
Total from Investment Operations	.39	.35
Distributions:
Dividends from investment income—net	(.60)	(.32)
Net asset value, end of period	12.91	13.12

Total Return (%) [c]	2.99	2.71[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.85	.88[e]
Ratio of net expenses to average net assets	.85	.86[e]
Ratio of net investment income
to average net assets	4.57	4.49[e]
Portfolio Turnover Rate	48.31	48.30

Net Assets, end of period ($ x 1,000)	324,537	350,202

[a] From October 14, 2004 (commencement of initial offering) to April 30, 2005.
[b] Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
[e] Annualized.
See notes to financial statements.

The Fund 31

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capi-tal.The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the fund's investment adviser.The Manager is a wholly-owned subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial").

As of the close of business on October 13, 2004, pursuant to an Agreement and Plan of Reorganization previously approved by the fund's Board of Trustees, all of the assets, subject to the liabilities, of General Municipal Bond Fund, Inc. were transferred to the fund. Shareholders of General Municipal Bond Fund, Inc. received Class Z shares of the fund, in an amount equal to the aggregate net asset value of their investment in General Municipal Bond Fund, Inc. at the time of the exchange.The net asset value of the fund's Class Z shares at the close of business on October 13, 2004, after the reorganization, was $13.09 per share, and a total of 27,563,477 Class Z shares representing net assets of $360,805,920 (including $24,179,912 net unrealized appreciation on investments) were issued to General Municipal Bond Fund, Inc. shareholders in the exchange.The exchange was a tax-free event to shareholders.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B, Class C and Class Z. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a

CDSC imposed on Class C shares redeemed within one year of purchase. Class Z shares are sold at net asset value per share generally only to shareholders who received Class Z shares in exchange for their shares of General Municipal Bond Fund Inc. as a result of the reorganization of such fund. Class Z shares generally are not available for new accounts. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Effective March 1, 2006, Class A shares of the fund may be purchased at net asset value ("NAV") without payment of a sales charge:

  By qualified investors who (i) purchase Class A shares directly through the Distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the Distributor in a Dreyfus-managed fund, including the fund, or a Founders Asset Management LLC
  ("Founders") managed fund since on or before February 28, 2006. Founders is a wholly-owned subsidiary of the Distributor.
  With the cash proceeds from an investor's exercise of employment- related stock options, whether invested in the fund directly or indi- rectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the Distributor specifically relat- ing to processing stock options. Upon establishing the account in the fund or the Dreyfus-managed money market fund, the investor and the investor's spouse and minor children become eligible to purchase Class A shares of the fund at NAV, whether or not using the proceeds of the employment-related stock options.
  By members of qualified affinity groups who purchase Class A shares directly through the Distributor, provided that the qualified affinity group has entered into an affinity agreement with the Distributor.

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At April 30, 2006, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $244,813, accumulated capital losses $68,612,712 and unrealized appreciation $26,972,515.

The amount of this loss which can be utilized in subsequent years is subject to an annual limitation due to the fund's merger with General Municipal Bond Fund, Inc. If not applied, $6,548,088 of the carryover expires in fiscal 2007, $17,253,564 expires in fiscal 2008, $9,553,959 expires in fiscal 2009, $17,083,173 expires in fiscal 2010, $10,384,676 expires in fiscal 2011 and $7,789,252 expires in fiscal 2012.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2006 and April 30, 2005 were as follows: tax exempt income $28,650,962 and $23,130,667, respectively.

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended April 30, 2006, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $32,757, increased accumulated net realized gain (loss) on investments by $25,357 and increased paid-in capital by $7,400. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended April 30, 2006, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55% of the value of the fund's average daily net assets and is payable monthly.The Manager has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund's Class Z shares, until at least April 30, 2006, so that, the total annual operating expenses of the fund's Class Z shares (exclusive of taxes, brokerage commissions, interest, commitment fees on borrowings and extraordinary expenses) do not exceed .87%.The reduction in expenses, pursuant to the undertaking, amounted to $9,155, during the period ended April 30, 2006.

During the period ended April 30, 2006, the Distributor retained $13,150 from commissions earned on sales of the fund's Class A shares, and $29,298 and $229 from CDSC on redemptions of the fund's Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2006, Class B and Class C shares were charged $92,079 and $70,366, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class Z shares pay the Distributor at an annual rate of .25% of the value of the average daily net assets of Class A, Class B and Class C shares and .20% of the value of the average daily net assets of Class Z shares, for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2006, Class A, Class B, Class C and Class Z shares were charged $670,344, $46,040, $23,455 and $677,770 respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2006, the fund was charged $280,848 pursuant to the transfer agency agreement.

During the period ended April 30, 2006, the fund was charged $3,814 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

$275,902, Rule 12b-1 distribution plan fees $12,395, shareholder services plan fees $111,989 and chief compliance officer fees $1,284.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A .10% redemption fee is charged and retained by the fund on certain Class Z shares redeemed within thirty days of their issuance.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities,financial futures and options transactions, during the period ended April 30, 2006, amounted to $302,438,311 and $337,152,472, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains and losses. When the contracts are closed, the fund recognizes a realized gain or loss.These investments require initial margin deposits with a broker, which consist of cash or cash equiva-lents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At April 30, 2006, there were financial futures contracts outstanding.

At April 30, 2006, the cost of investments for federal income tax purposes was $579,654,251; accordingly, accumulated net unrealized appreciation on investments was $26,922,639, consisting of $30,463,083 gross unrealized appreciation and $3,540,444 gross unrealized depreciation.

NOTE 5—Subsequent Event:

Effective on or about June 1, 2006, the fund will no longer offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares.

The Fund 39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Shareholders and Board of Trustees Dreyfus Premier Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Municipal Bond Fund, as of April 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management.Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2006 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Municipal Bond Fund at April 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York June 8, 2006

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2006 as "exempt-interest dividends" (not generally subject to regular federal income tax).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2006 calendar year on Form 1099-DIV which will be mailed by January 31, 2007.

The Fund 41

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (62)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, engages in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as provides certain outdoor-
related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 185
———————
Clifford L. Alexander, Jr. (72)
Board Member (1986)
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)
• Chairman of the Board of Moody's Corporation (October 2000-October 2003)
Other Board Memberships and Affiliations:
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 60
———————
Peggy C. Davis (63)
Board Member (1990)
Principal Occupation During Past 5 Years:
• Shad Professor of Law, New York University School of Law (1983-present)
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 23

Ernest Kafka (73)
Board Member (1986)
Principal Occupation During Past 5 Years:
• Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)
• Instructor,The New York Psychoanalytic Institute (1981-present)
• Associate Clinical Professor of Psychiatry at Cornell Medical School (1987-2002)
No. of Portfolios for which Board Member Serves: 23
———————
Nathan Leventhal (63)
Board Member (1989)
Principal Occupation During Past 5 Years:
• A management consultant for various non-profit organizations (May 2004-present)
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
Other Board Memberships and Affiliations:
• Movado Group, Inc., Director
No. of Portfolios for which Board Member Serves: 23

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Saul B. Klaman, Emeritus Board Member

The Fund 43

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board and Chief Executive Officer of the Manager, and an officer of 90 investment companies (comprised of 185 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 185 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 52 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005. Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005. Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001. Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer since August 2005.Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since August 2005. Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since August 2005. Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005. Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 201 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 48 years old and has served in various capacities with the Manager since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 197 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Distributor since October 1998.

The Fund 45

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2005, is available on the SEC's website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2006 Dreyfus Service Corporation 0022AR0406

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $35,626 in 2005 and $37,319 in 2006.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2005 and $0 in 2006.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $3,178 in 2005 and $3,382 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $624 in 2005 and $620 in 2006. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $686,197 in 2005 and $718,507 in 2006.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable
Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the

Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2.
(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3) Not applicable.
(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Premier Municipal Bond Fund

By:	/s/ Stephen E. Canter

Stephen E. Canter
President
Date:	June 30, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter

Stephen E. Canter
Chief Executive Officer
Date:	June 30, 2006

By:	/s/ James Windels

Stephen E. Canter
Chief Financial Officer
Date:	June 30, 2006

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.
(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)
(b) Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)